---------------------------------
                                                                    OMB APPROVAL
                                               ---------------------------------
                                                           OMB Number: 3235-0059
                                               ---------------------------------
                                                      Expires: December 31, 2002
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                                                   hours per response. . . 13.12
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                                  SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ____ )


Filed by the Registrant                     [x]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:
[ ]   Preliminary Proxy Statement    [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                          GAM Avalon Multi-Europe, L.P.
                (Name of Registrant as Specified in Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (check the appropriate box)
[x]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title  of  each  class  of   securities  to  which   transaction   applies:
___________________________________

(2)   Aggregate   number   of   securities   to   which   transaction   applies:
___________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________

(4) Proposed maximum aggregate value of transaction:____________________________

(5) Total fee paid:_____________________________________________________________


[ ] Fee paid previously with preliminary materials:_____________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:_____________________________________________________

(2) Form, Schedule or Registration Statement No.: ______________________________

(3)  Filing Party:  ____________________________________________________________

(4)  Date Filed:  ______________________________________________________________

          GAM AVALON MULTI-GLOBAL, L.P.
                  GAM AVALON MULTI-EUROPE, L.P.
                       GAM AVALON MULTI-TECHNOLOGY, L.P.


                  NOTICE OF JOINT SPECIAL MEETING OF PARTNERS

To  the  Limited  Partners  of  GAM  Avalon   Multi-Global,   L.P.,  GAM  Avalon
Multi-Europe, L.P. and GAM Avalon Multi-Technology, L.P.:

     A Joint Special Meeting of Partners of GAM Avalon Multi-Global, L.P., GAM Avalon Multi-Europe, L.P. and GAM Avalon Multi-Technology, L.P. (each a "Fund" and, collectively, the "Funds") will be held on January 10, 2002 at 3:00 P.M., at the offices of the Funds on the 25th Floor, 135 East 57th Street, New York, New York, for the following purposes:

     1. To approve or disapprove the proposed conversion of each Fund from a limited partnership organized under the laws of the State of Delaware to a limited liability company organized under the laws of the State of Delaware and the simultaneous adoption by each Fund of a Limited Liability Company Agreement governing the operation of such Fund; and

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each Partner is invited to attend the Joint Special Meeting of Partners in person. Partners owning limited partnership interests in the Fund ("Units") of record at the close of business on December 3, 2001, are entitled to receive notice of and to vote at the meeting. Whether or not you intend to be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy by mail or by fax to the fax number indicated to vote your limited partnership interests in order that the meeting may be held and a maximum number of limited partnership interests may be voted, and avoid the added expense of a second mailing to unvoted proxies.

                                    By order of the Boards of Directors,

                                    By: /s/ Joseph J. Allessie
                                    Name: Joseph J. Allessie
                                    Title: Secretary; General Counsel


December 12, 2001

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION. YOU MAY ALSO FAX YOUR COMPLETED PROXY TO THE FAX NUMBER INDICATED ON THE PROXY CARD. IF YOUR UNITS ARE HELD IN THE NAME OF A BANK OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER FOR YOUR UNITS TO BE VOTED.

                                 PROXY STATEMENT

                     GAM AVALON MULTI-GLOBAL, L.P.
                           GAM AVALON MULTI-EUROPE, L.P.
                                  GAM AVALON MULTI-TECHNOLOGY, L.P.


                              135 East 57th Street
                            New York, New York 10022


Introduction

     This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of GAM Avalon Multi-Global, L.P., GAM Avalon Multi-Europe, L.P. and GAM Avalon Multi-Technology, L.P., each a limited partnership formed under the laws of the State of Delaware (each a "Fund" and, collectively, the "Funds"), for use at a Joint Special Meeting of Partners of the Funds (the "Special Meeting") to be held on January 10, 2002, at 3:00 P.M. at the offices of the Funds on the 25th Floor, 135 East 57th Street, New York, New York, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Partners. This proxy statement and enclosed form of proxy are expected to be mailed to partners of record commencing on or about December 12, 2001.

     The Joint Special Meeting is scheduled as a joint meeting of the respective Partners of the Funds because the Partners of all the Funds are to consider and vote on similar matters. Partners of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the Partners of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the Partners of the other Fund.

     Any proxy given pursuant to such solicitation and received in time for the Joint Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing or faxing the proxy will not affect your right to give a later proxy or to attend the Joint Special Meeting and vote your limited partnership interests in person.

     In addition to the solicitation of proxies by mail, the Funds may utilize the services of the General Partner, who will not receive any compensation therefor, to solicit proxies by telephone, by telegraph, by e-mail and in person. The Funds may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of limited partnership interests of record. The cost of soliciting proxies will be paid by the Fund.

     A copy of each Fund's most recent semi-annual report has been mailed to all partners of record at the close of business of each Fund's second fiscal quarter. If you would like to receive additional copies of any report, please contact the Funds' Administrator by calling toll free (866)

211-4521 or writing to the Fund c/o PFPC, Inc., P.O. Box 858, Claymont, DE 19703
Attn: GAM Investor Services. All copies are provided free of charge.

     On December 3, 2001, the date for determination of partners entitled to receive notice of and to vote at the Joint Special Meeting and any adjournments thereof, there were issued and outstanding $ 13,325,082 of limited partnership interests ("Units") in GAM Avalon Multi-Global, L.P., $ 7,205,014 of Units in GAM Avalon Multi-Europe, L.P. and $ 1,669,360 of Units in GAM Avalon Multi-Technology, L.P. Taken together, these Units constituted all of the outstanding securities of each Fund as of December 3, 2001. Each Partner of a Fund shall be entitled to a number of votes equal to such Partner's Fund
Percentage  on December 3, 2001.  With  respect to each Fund,  a Partner's  Fund
Percentage as of any date means a percentage determined by dividing such Partner's capital account in such Fund by the sum of the capital accounts of all the Partners of such Fund as of such date, and in each Fund the sum of all Partners' Fund Percentages equals 100%.

PROPOSAL ONE:  APPROVAL OR DISAPPROVAL  OF THE PROPOSED  CONVERSION OF EACH FUND
               INTO A LIMITED LIABILITY COMPANY AND ADOPTION OF A LIMITED LIABILITY COMPANY AGREEMENT FOR EACH FUND

     The first proposal to be submitted at the Joint Special Meeting is to approve or disapprove of the conversion of the Funds from limited partnerships formed under the laws of the State of Delaware to limited liability companies formed under the laws of the State of Delaware (the "Conversion") and the simultaneous adoption by each fund of the limited liability company agreement governing the operation of such Fund.

Advantages of Conversion to Limited Liability Company
-----------------------------------------------------

     Under Delaware law, limited partnerships and limited liability companies share many of the same attributes. Both offer limited liability to investors, both may be structured to provide considerable flexibility in their governance, and both are generally treated as partnerships for U.S. tax purposes. However, the business affairs of a limited partnership must be overseen by one or more general partners, which are subject to greater legal obligations than are limited partners. While a limited liability company may, by agreement of its members, appoint one or more "managing members" (a position analogous to the general partner of a limited partnership), the appointment of a managing member is not a legal requirement.

     Global Asset Management (USA), Inc. ("GAM USA") is currently the sole General Partner of the Funds. GAM USA is an affiliate of UBS AG, a diversified financial services company, and as such is subject to certain regulations imposed by the Bank Holding Company Act of 1956, as amended (the "BHC Act"). These regulations in some circumstances prohibit the Fund from taking certain investment positions it might otherwise desire to take.

     Upon completion of the Conversion, GAM USA, will cease to be General Partner of the Funds. The Funds will not appoint "managing members." Instead, the respective Boards of Directors will continue to have ultimate responsibility for the management and operations of the Funds, and GAM USA will provide substantially the same services to the Funds in its new capacity as Adviser (the terms "General Partner" and "Adviser" shall refer to GAM USA in its capacity as General Partner under the LP Agreements or Adviser under the LLC Agreements, as defined below, as the context demands). Because of this change in the legal status of GAM USA, many of the restrictive regulations imposed by the BHC Act will cease to apply to the Funds, resulting in greater flexibility and efficiency in the on-going management of the Funds.

     If the Conversion is approved, all of the outstanding units of limited partnership interest of the Funds will be automatically converted into units of limited liability company interest. Subject to the discussion captioned "Adoption of LLC Agreement" below, units of limited liability company interest will have the same rights, powers and obligations as the units of limited partnership interest presently held by investors.

Adoption of LLC Agreement
-------------------------

     The Boards of Directors have proposed that the Partners of each Fund adopt the respective Limited Liability Company Agreement attached hereto as Exhibit A (each an "LLC Agreement") simultaneously with the Conversion. The LLC Agreements of the Funds are identical. The Boards of Directors believe that the fundamental rights, powers and obligations of limited partners of each Fund under such Fund's Limited Partnership Agreement dated January 2, 2001 (each an "LP Agreement") will be the same upon completion of the Conversion and adoption of the relevant LLC Agreement. Partners should be aware that the Conversion and adoption of the LLC Agreement will not result in the termination of a Fund's legal existence, and will not result in a taxable event to any Limited Partner.

     The following describes several changes in the governance of the Funds which will result from the Conversion and the change of GAM USA from General Partner to Adviser. In addition to the changes described below, there are other non-substantive and stylistic differences between the LP Agreements and the LLC Agreements. The following summary is qualified in its entirety by reference to the LLC Agreements.

Changes in Fund Governance Under LLC Agreement
----------------------------------------------

     Members. Under the LLC Agreement, investors in a Fund will be referred to as Members rather than Partners.
     Role of the Board and Adviser. The general partner of a limited partnership is vested by law with the authority to manage and control the affairs of such partnership. Under the LP Agreements, the General Partner delegated this authority to the Boards of Directors. The General Partner was then engaged by each Board to provide Advice and Management (as defined in the LP Agreements) to each Fund. Under the LLC Agreements, the Boards of Directors are vested with the authority to manage and control the affairs of each Fund. GAM USA, as Adviser, will continue to provide substantially the same Advice and Management to the Funds (and shall retain the authority to engage the Investment Consultant, GAM International Management Limited, with respect thereto), but the Boards of Directors will assume many of the managerial and administrative functions held by the General Partner under the LP Agreements.
     Acceptance of New Members, etc. Under the LP Agreements, the General Partner had the sole discretion to admit or not admit any person as a new partner, including as a new General Partner, to reduce sales charges paid by such persons, to allocate certain withholding taxes and other expenditures among the partners, to approve or disapprove of transfers of Units, and to authorize the Fund to make distributions. Under the LLC Agreements, the authority to admit new members, to reduce sales charges, to allocate withholding taxes or other expenses, to approve or disapprove of transfers of Units and to authorize distributions by the Fund will be held by the Boards of Directors.
     Meetings of Members. The authority of the General Partner under the LP Agreements to call, adjourn and administer meetings of Partners will, under the LLC Agreements, be held by the Boards of Directors.
     Contributions to Capital. Under the LP Agreements, the General Partner was obligated to make additional contributions to the capital of each Fund to ensure the treatment of such Fund as a partnership for U.S. tax purposes. Under the LLC Agreements, the Adviser may not be required to make any contribution to the capital of a Fund.
     Liquidation of Assets. The authority held by the General Partner under the LP Agreements to oversee the liquidation of a Fund's assets in the event of the dissolution of such Fund will be exercised by the Board of Directors of such Fund under the LLC Agreements.
     Accounting; Valuation of Assets. The authority of the General Partner under the LP Agreements with respect to establishing the accounting practices of each Fund and valuing such Fund's assets shall be vested in the Board of Directors of such Fund under the LLC Agreements.
     Amendment of LLC Agreement. Under the LP Agreements, the General Partner had the right to make certain amendments to the LP Agreements without Partners' consent. Under the LLC Agreements, the Boards of Directors assume this responsibility. Similarly, the Boards will have the authority to create new classes or series of interests in a Fund, which authority was held by the General Partner under the LP Agreements.

Similarities in Fund Governance Under LLC Agreement
---------------------------------------------------

     Despite the changes described above, the Boards of Directors believe that the fundamental rights, powers and obligations of investors in each Fund will be the same following the Conversion and adoption by the Funds of the LLC Agreements. Certain key similarities are summarized below.

     1940 Act Protection. The Funds are and will continue to be registered with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"). The protections extended to investors in the Funds by the 1940 Act - including the voting and information delivery requirements of the 1940 Act - will be identical whether the Funds are limited partnerships or limited liability companies.
     Fees and Expenses. The fees paid by members under the LLC Agreements will be identical to those paid by partners under the LP Agreements. The expenses borne by the General Partner under the LP Agreements shall remain the same and will be borne by the Adviser under the LLC Agreements.
     Limited Liability. The liability of investors in the Funds is limited to the amount of their capital contribution, and such liability will be no greater under the LLC Agreements than under the LP Agreements.
     Units. Units of limited partnership interests in a Fund will become units of limited liability company interests in a Fund and will continue to be referred to as "Units."
     Voting Rights. Voting rights of members under the LLC Agreements will be identical to those of limited partners under the LP Agreements.
     Directors. The four Directors of each Fund under the LP Agreements shall remain the Directors under the LLC Agreements, and the provisions for the appointment, approval, termination or other removal of Directors will remain unchanged.
     Tax Matters Partner. GAM USA shall continue to serve as the "tax matters partner" of each Fund for certain U.S. tax purposes, and will continue to have the exclusive authority to make elections required or permitted to be made by each Fund under U.S. or other tax laws.

     Indemnification. The Adviser and Directors shall receive the same indemnification by each Fund under the LLC Agreements as that provided to the General Partner and Directors under the LP Agreements.
     Dissolution of a Fund. Under the LLC Agreements, the Adviser will retain the rights of the General Partner under the LP Agreements with respect to causing the dissolution of a Fund.

     On October 24, 2001, the Boards of Directors met in person and approved, by majority vote of the Independent Directors (as defined in the 1940 Act), the Conversion and the adoption of the LLC Agreements, subject to the approval of the Partners. At the in person meeting, the Boards of Directors considered the benefits to the Funds of the Conversion and the adoption of the LLC Agreements. Specifically, the Boards determined that the elimination of the constraints of the BHC Act upon the Funds' operations would permit greater flexibility in the allocation of each Fund's assets and result in improved overall administrative efficiency. The Boards also considered the preservation of the rights, powers and obligations of investors in the Funds, including the absence of any change in fees paid by investors in the Funds, as well as the fact that the aggregate fees paid by the Funds for advisory services and other expenses of operation of the Funds would not increase as a result of the Conversion or the adoption of the LLC Agreements.


THE BOARDS OF DIRECTORS RECOMMEND THAT THE PARTNERS VOTE FOR THE PROPOSED CONVERSION AND ADOPTION OF THE LLC AGREEMENTS.


The General Partner; The Administrator
--------------------------------------

     GAM USA is an indirect, wholly-owned subsidiary of UBS AG, and has its principal offices at 135 East 57th Street, New York, NY 10022. The Investment Consultant, GAM International Management Limited, is also an indirect wholly-owned subsidiary of UBS AG. The Funds' Administrator is PFPC, Inc., PO Box 858, Claymont, Delaware 19703-0858, tel: (866) 211-4521, fax: (302)
791-1713.

     The Directors of the Funds and their principal occupations are set forth below. Each Director who is deemed to be an "interested person" of the Funds, as defined in the Investment Company Act of 1940, as amended, is indicated by an asterisk.


Name, Address and Age            Principal Occupation(s) During Past Five Years
--------------------             -----------------------------------------------
Dr. Burkhard Poschadel (55)*     Group Chief Executive Officer, Global Asset Management Limited, March 2000
Chairman and Director            to present.   Dr. Poschadel received a Ph.D. in Economics from the
12 St.  James's Place            University of Hamburg/Freiburg.  He was appointed Chief Executive Officer
London SWlA 1NX                  of the GAM Group in March 2000, and has been a long time employee of UBS
England                          AG.  Dr. Poschadel served as the Head of Human Resources of UBS Private
                                 Banking from 1998-2000 and served as the
                                 Global Head of Research and Portfolio
                                 Management from 1994-1997. He is a
                                 director of ten GAM Funds.

George W.  Landau (81)           Senior Advisor, Latin America, The Coca Cola Company, Atlanta, GA, 1988 to
Director                         present.  Director, GAM Funds, Inc., 1994 to present.  President, Council
2601 South Bayshore Drive        of Advisors, Latin America, Guardian Industries, Auburn Hills, MI, 1993 to
Suite 1109                       present. Director, Emigrant Savings Bank, New York, NY, 1987 to present.
Coconut Grove, FL 33133          Director, seven Credit Suisse Asset Management (CSAM) funds, formerly known as BEA Associates, New York, NY, 1989 to present.  Director, Fundacion
                                 Chile, Santiago, Chile, 1992 to present.  Former President of the Council for the Americas and Americas Society, 1985-

                                       7

                                 1993. Former Ambassador to Venezuela, Chile and Paraguay. He is a director of ten GAM Funds.

Robert J. McGuire (65)           Attorney/Consultant, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C.,
Director                         1998 to present.  Director, GAM Funds, Inc., 1998 to present.  Director,
1085 Park Avenue                 Emigrant Savings Bank, 1999 to present.  Director, one Credit Suisse Asset
New York, NY 10128               Management (CSAM) fund, formerly known as BEA Associates, New York, NY,
                                 1998 to present.  President / Chief Operating Officer, Kroll Associates,
                                 1989-1997.   He is a director of ten GAM Funds.

Roland Weiser (71)               Chairman, Intervista business consulting, 1984 to 1990.  Director, GAM
Director                         Funds, Inc., 1988 to present.  Director, GAM Diversity Fund and Unimed
86 Beekman Road                  Pharmaceuticals, Inc., 1989-1999.  Former Senior Vice President
Summit, NJ  07901                (International), Schering Plough Corporation.  He is a director of eleven
                                 GAM Funds.



                            SUPPLEMENTAL INFORMATION

Principal Holders of Securities

     As of November 21, 2001, no Director or Officer of any Fund owned Units of such Fund. To the knowledge of each Fund, as of November 21, 2001, no partner owned beneficially (b) or of record (r) more than 5% of such Fund's outstanding Units, except as set forth below. UBS AG, the ultimate beneficial owner of GAM USA, may be deemed to have shared voting or investment power over securities owned by clients or held by custodians or nominees for clients of UBS AG or its affiliates, or by employee benefit plans for the benefit of employees of UBS AG or its affiliates. UBS AG disclaims beneficial ownership of such securities.



                                                              (2)                             (3)
                  (1)                                        Name                           Amount                              (4)
               Title of                                 and Address of                    and Nature of             Percent of
                 Class                                 Beneficial Owner               Beneficial Ownership          Class
                 -----                                 ----------------                       ---------             -----
GAM AVALON MULTI-                        1.  Freeman Industrial Enterprise                     10,178.37             7.70%
GLOBAL, L.P - UNITS OF LIMITED                8 Laub Pond Road
PARTNERSHIP INTERESTS                         Greenwich, CT  06831
                                         2.  Union Hospital of Cecil County                    12,097.03             9.15%
                                              106 Bow St.
                                              Elkton, MD 21921
                                         3.  Steven Temkin *                                   10,072.41             7.62%
                                              144 Chestnut Hill Road
                                              Torrington, CT  06790
                                         * funds on deposit at 11/21/2001 for
                                           admittance as Partner on 12/3/2001

GAM AVALON MULTI-EUROPE, L.P. - UNITS    1.  Euram Growth Common Trust Funds                   9,313.14              12.52%
OF LIMITED PARTNERSHIP INTERESTS              Mr. James Goldschmidt
                                              c/o Christiana Bank
                                              3801 Kennett Pike, Ste. C-200
                                              Greenville, DE  19807

                                       8


                                         2.  Euram Moderate Strategy                           4,709.71              6.33%
                                              Mr. James Goldschmidt
                                              c/o Christiana Bank
                                              3801 Kennett Pike, Ste. C-200
                                              Greenville, DE  19807
                                         3.  Mcdonald Asset Management                         5,006.32              6.73%
                                              1901 Sixth Ave. North, 3rd Fl.
                                              Birmingham, AL  35203
                                         4.  Coosa LLC                                         4,990.26              6.70%
                                              ParkWest Corporate Center
                                              3867 Pine Lane, Ste. 151-A
                                              Bessemer, AL 35022
                                         5.  AJM Investment, LLC                               4,957.63              6.66%
                                              ParkWest Corporate Center
                                              3867 Pine Lane, Ste. 151-A
                                              Bessemer, AL 35022
                                         6.  Shamrock Investment                               4,936.54              6.63%
                                               ParkWest Corporate Center
                                              3867 Pine Lane, Ste. 151-A
                                              Bessemer, AL 35022

GAM AVALON MULTI-TECHNOLOGY, L.P. -      1.  Charles L. Lloyd, Jr.                             999.96              5.27%
UNITS OF LIMITED PARTNERSHIP INTERESTS        3419 Westminster Ave.
                                              Dallas, TX  75205-1387
                                         2.  Todd Kay and Kimberly Smith                       1,536.26              8.10%
                                              1150 Summit Drive
                                              Beverly Hills, CA  90210
                                         3.  A.E. New Jr. Inc.                                 2,499.90              13.18%
                                              913 Gulf Breeze Pkwy St.
                                              Gulf Breeze, FL  32561-4731
                                         4.  Solfam, L.P.                                        999.96              5.27%
                                              5 Mad Anthony Lane
                                              Savannah, GA  31411-1710
                                         5.  Rudolf & Diana Brutoco                            3,465.06              18.27%
                                              27272 Viewpoint Circle
                                              San Juan Capistrano, CA 92675
                                         6.  Henderson Electric                                  999.96              5.27%
                                              648 Anchors St. NW #2
                                              Ft. Walton Beach, FL  32548



                               INVESTOR PROPOSALS

     The Funds do not ordinarily hold annual meetings of partners. Any partner desiring to submit proposals for inclusion in a proxy statement for a subsequent partners (or members) meeting should send written proposals to the respective Fund at 135 East 57th Street, New York, New York 10022. Such proposals should be received at a reasonable time prior to the date of the meeting of partners or members to be considered for inclusion in the materials for the meeting.

                                  VOTE REQUIRED

     The presence in person or by proxy of the holders of a majority of the outstanding voting securities of each Fund is required to constitute a quorum with respect to each Fund at the Joint Special Meeting. Approval of the Conversion and the adoption of the LLC Agreement (Proposal 1) by each Fund will require the affirmative vote of a majority (as defined in the 1940 Act) of the outstanding Units of such Fund. For purposes of determining the presence of a quorum for transacting business at the Joint Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Units on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Units that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at the Joint Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

     If you cannot attend the Joint Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided or by fax to the fax number indicated to vote your Units so that the meeting may be held and action taken on the matters described herein with the greatest possible number of Units participating.

Dated:   December 12, 2001

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, PARTNERS WHO DO NOT EXPECT TO ATTEND THE JOINT SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR BY FAX TO THE FAX NUMBER INDICATED.

                          GAM AVALON MULTI-EUROPE, L.P.

                                      PROXY


                   PROXY SOLICITED BY BOARDS OF DIRECTORS FOR
              JOINT SPECIAL MEETING TO BE HELD ON JANUARY 10, 2002

     The undersigned hereby appoints Joseph J. Allessie, Kevin J. Blanchfield, and Teresa B. Riggin, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Units of limited partnership interest of GAM Avalon Multi-Europe, L.P. which the undersigned is entitled to vote at the Joint Special Meeting of Partners to be held at 135 East 57th Street, 25th Floor, New York, New York, on January 10, 2002 at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposal set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


     Proposal 1: Approval of Conversion and Adoption of LLC Agreement: Approval of the conversion of GAM Avalon Multi-Europe, L.P., to a limited liability company and adoption of the Limited Liability Company Agreement simultaneously therewith.

                                   For             Against            Abstain

                                  [    ]           [     ]            [     ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1
                                         ---

Please Sign Here and Return Promptly                           Dated:__________

Signature: _____________________________ Signature:  ___________________________

Print Name and Title:___________________  Print Name and Title:  _______________

          Please sign exactly as your name or names appear on your subscription agreement. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.


        PLEASE RETURN YOUR COMPLETED PROXY IN THE ENCLOSED SELF-ADDRESSED
                             POSTAGE PAID ENVELOPE

      YOU MAY RETURN YOUR COMPLETED PROXY BY FAX IN LIEU OF MAILING. IF YOU
        WISH TO FAX YOUR COMPLETED PROXY, PLEASE FAX ONLY THIS PAGE TO:

                                 (302) 793-8151

Exhibit A



-------------------------------------------------------------------------------



                          GAM AVALON MULTI-GLOBAL, LLC

                          GAM AVALON MULTI-EUROPE, LLC

                        GAM AVALON MULTI-TECHNOLOGY, LLC



-------------------------------------------------------------------------------


                       LIMITED LIABILITY COMPANY AGREEMENT





                               [ _________ ], 2002

                                TABLE OF CONTENTS

                                                                                                                Page

Article I DEFINITIONS.............................................................................................1

Article II ORGANIZATION; ADMISSION OF MEMBERS; DIRECTORS..........................................................5
   2.1.    FORMATION OF LIMITED LIABILITY COMPANY.................................................................5
   2.2.    NAME...................................................................................................5
   2.3.    PRINCIPAL AND REGISTERED OFFICE........................................................................5
   2.4.    DURATION...............................................................................................6
   2.5.    BUSINESS OF THE FUND...................................................................................6
   2.6.    ADVISER................................................................................................6
   2.7.    MEMBERS................................................................................................6
   2.8.    LIMITED LIABILITY......................................................................................6
   2.9.    DIRECTORS..............................................................................................7

Article III MANAGEMENT; ADVICE AND MANAGEMENT.....................................................................8
   3.1.    MANAGEMENT AND CONTROL.................................................................................8
   3.2.    ACTIONS BY DIRECTORS...................................................................................8
   3.3.    MEETINGS OF MEMBERS....................................................................................9
   3.4.    ADVICE AND MANAGEMENT.................................................................................10
   3.5.    CUSTODY OF ASSETS OF THE FUND.........................................................................12
   3.6.    BROKERAGE.............................................................................................13
   3.7.    OTHER ACTIVITIES......................................................................................13
   3.8.    DUTY OF CARE..........................................................................................14
   3.9.    INDEMNIFICATION.......................................................................................14
   3.10.   FEES, EXPENSES AND REIMBURSEMENT......................................................................16

Article IV TERMINATION OF STATUS OF ADVISER; REMOVAL OF ADVISER; TRANSFERS AND REPURCHASES.......................18
   4.1.    TERMINATION OF STATUS OF THE ADVISER..................................................................18
   4.2.    REMOVAL OF ADVISER....................................................................................18
   4.3.    TRANSFER OF INTEREST OF ADVISER.......................................................................18
   4.4.    TRANSFER OF UNITS OF MEMBERS..........................................................................18
   4.5.    REPURCHASE OF INTERESTS...............................................................................19

Article V CAPITAL................................................................................................21
   5.1.    CONTRIBUTIONS TO CAPITAL..............................................................................21
   5.2.    RIGHTS OF MEMBERS TO CAPITAL..........................................................................22
   5.3.    CAPITAL ACCOUNTS......................................................................................22
   5.4.    ALLOCATION OF NET PROFIT AND LOSS.....................................................................22
   5.5.    ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES........................................23
   5.6.    RESERVES..............................................................................................23
   5.7.    ALLOCATION TO AVOID CAPITAL ACCOUNT DEFICITS..........................................................24
   5.8.    ALLOCATIONS PRIOR TO CLOSING DATE.....................................................................24


   5.9.    TAX ALLOCATIONS.......................................................................................24
   5.10.   DISTRIBUTIONS.........................................................................................25

Article VI DISSOLUTION AND LIQUIDATION...........................................................................25
   6.1.    DISSOLUTION...........................................................................................25
   6.2.    LIQUIDATION OF ASSETS.................................................................................26

Article VII ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS.........................................................27
   7.1.    ACCOUNTING AND REPORTS................................................................................27
   7.2.    DETERMINATIONS BY BOARD...............................................................................27
   7.3.    VALUATION OF ASSETS...................................................................................28

Article VIII MISCELLANEOUS PROVISIONS............................................................................28
   8.1.    AMENDMENT OF AGREEMENT................................................................................28
   8.2.    SPECIAL POWER OF ATTORNEY.............................................................................29
   8.3.    NOTICES...............................................................................................31
   8.4.    AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.........................................................31
   8.5.    APPLICABILITY OF 1940 ACT AND FORM N-2................................................................31
   8.6.    CHOICE OF LAW; ARBITRATION............................................................................31
   8.7.    NOT FOR BENEFIT OF CREDITORS..........................................................................32
   8.8.    CONSENTS..............................................................................................32
   8.9.    MERGER AND CONSOLIDATION..............................................................................32
   8.10.   PRONOUNS..............................................................................................33
   8.11.   CONFIDENTIALITY.......................................................................................33
   8.12.   CERTIFICATION OF NON-FOREIGN STATUS...................................................................34
   8.13.   SEVERABILITY..........................................................................................34
   8.14.   ENTIRE AGREEMENT......................................................................................34
   8.15.   DISCRETION............................................................................................34
   8.16.   COUNTERPARTS..........................................................................................34

                          GAM AVALON MULTI-GLOBAL, LLC
                          GAM AVALON MULTI-EUROPE, LLC
                        GAM AVALON MULTI-TECHNOLOGY, LLC

                       LIMITED LIABILITY COMPANY AGREEMENT


     THIS LIMITED LIABILITY COMPANY AGREEMENT^ of [GAM Avalon Multi-Global, LLC] [GAM Avalon Multi-Europe, LLC] [GAM Avalon Multi-Technology, LLC], (the "Fund") is dated as of [ ____ ], 2002, by and among Global Asset Management (USA) Inc., a Delaware corporation, as the Adviser, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.


                                   WITNESSETH:

     WHEREAS, the Fund was formed as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. ss.ss.17-101 et. seq., pursuant to an initial Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware [on June 7, 2000, and amended on August 22, 2000]* [on August 22, 2000];** and

     WHEREAS, the Fund has determined to convert from a limited partnership to a limited liability company, and has effected such conversion by the filing with the Secretary of State of the State of Delaware on [ ______ , 2002,] of a Certificate of Conversion to Limited Liability Company and a Certificate of Formation pursuant to Section 18-214 of the Delaware Act; and

     WHEREAS, the parties hereto hereby desire to form and operate the Fund as a limited liability company under and pursuant to the provisions of the Delaware Act and agree that the rights, duties and liabilities of the Members shall be as provided in the Delaware Act, except as otherwise provided herein; and

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                   Article I
                                   DEFINITIONS

     For purposes of this Agreement:

     "Advice and Management" means those services provided to the Fund by the Adviser pursuant to Section 3.4(b) hereof.

--------
^Each Fund is governed by a separate identical Limited Liability Company Agreement.
*    GAM Avalon Multi-Technology, LLC
**   GAM Avalon Multi-Global, LLC and GAM Avalon Multi-Europe, LLC

     "Adviser" means Global Asset Management (USA), Inc.

     "Advisers Act" means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     "Affiliate"  means  affiliated  person as such term is  defined in the 1940
Act.

     "Agreement" means this Limited Liability Company Agreement, as amended and/or restated from time to time.

     "Board" means the Board of Directors established pursuant to Section 2.9 hereof.

     "Capital Account" means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

     "Capital Contribution" means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

     "Certificate" means the Certificate of Formation of Limited Liability Company of the Fund and any amendments thereto and/or restatements thereof as filed with the office of the Secretary of State of the State of Delaware.

     "Closing Date" means the first date on or as of which a Member other than GAM Services, Inc. was admitted to the Fund (or the predecessor limited partnership of the Fund).***

     "Code" means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

     "Delaware Act" means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

     "Directors" means Dr. Burkhard Poschadel, George W. Landau, Robert J. McGuire, Roland Weiser or such other natural persons who, from time to time, pursuant hereto shall become Directors.

     "Fiscal Period" means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period and ending at the close of business on the first to occur of the following dates:

     (1) the last day of a Fiscal Year;

     (2) the day preceding the date as of which a contribution to the capital of the Fund is made by any Member pursuant to Section 5.1;

     (3) the day on which the Fund repurchases all or a portion of the Units of any Member pursuant to Section 4.5;

-------------
*** May 1, 2001, with respect to each of GAM Avalon Multi-Global, LLC, GAM Avalon Multi-Europe, LLC and GAM Avalon Multi-Technology, LLC.

     (4) the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership);

     (5) the day as of which any amount is credited to or debited against the Capital Account of any Member, other than an amount that is credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages; or

     (6) December 31, or any other date which constitutes the last day of the taxable year of the Fund.


     "Fiscal Year" means the period commencing on the Closing Date and ending on March 31, 2001, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund. The taxable year of the Fund shall end on December 31 of each year, or on any other date designated by the Board which is a permitted taxable year end for tax purposes, and need not be the same as the Fiscal Year.

     "Form N-2" means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

     "Fund" means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

     "Fund Percentage" means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

     "Independent Directors" means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

     "Interest" means the entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.3 or 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

     "Member" means any person who shall have been admitted to the Fund as a member (including without limitation (i) the Adviser or any Substitute Adviser when acting in such person's capacity as a member of the Fund and (ii) any person who was a limited partner in the Fund at the time of the conversion of the Fund from a limited partnership to a limited liability company) until the Fund repurchases the entire Interest of such person as a member pursuant to
Section 4.5 hereof or a substitute Member or Members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund.

     "Management Fee" means the fee paid to the Adviser out of the Fund's assets, and debited against Members' Capital Accounts, as provided in Section 3.10(a).

     "Memorandum" means the Fund's private placement memorandum, as amended from time to time.

     "Net Assets" means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

     "Net Profit" or "Net Loss" means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period pursuant to Section 5.6 hereof.

     "1940 Act" means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     "1934 Act" means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     "Person"   means  any   individual,   entity,   corporation,   partnership,
association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

     "Portfolio Fund" means a registered investment company, unregistered general or limited partnership, limited liability company or other pooled investment vehicle in which the Fund has invested and which is advised by a Portfolio Manager.

     "Portfolio Manager" means an individual or entity designated by the Adviser to manage a portion of the assets of the Fund, either directly or through the investment by the Fund in a Portfolio Fund. The term Portfolio Manager includes Sub-Advisers.

     "Related Person" means, with respect to any person, (i) a relative, spouse or relative of a spouse who has the same principal residence as such person,
(ii) any trust or estate in which such person and any persons who are related to such person collectively have more than 50% of the beneficial interests (excluding contingent interests) and (iii) any corporation or other organization of which such person and any persons who are related to such person collectively are beneficial owners of more than 50% of the equity securities (excluding directors' qualifying shares) or equity interests.

     "Securities" means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in
Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

     "Sub-Adviser" means a Portfolio Manager responsible either (i) for directly managing a portion of the assets of the Fund in a managed account or (ii) for managing a special purpose investment vehicle in which the Portfolio Manager and the Fund are the sole investors.

     "Transfer" means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

     "Unit" means the interest of a Member in the Fund represented by an original Capital Contribution of $100 at the initial closing of subscriptions for interests in the limited partnership which was the predecessor entity of the Fund, and with a net asset value determined from time to time thereafter as provided in Section 7.3.

                                   Article II
                  ORGANIZATION; ADMISSION OF MEMBERS; DIRECTORS

2.1. FORMATION OF LIMITED LIABILITY COMPANY. The parties hereto hereby form the Fund as a limited liability company under and pursuant to the provisions of the Delaware Act and agree that the rights, duties and liabilities of the Members shall be as provided in the Delaware Act, except as otherwise provided herein. The Adviser or any Director shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Board or the Adviser or the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2. NAME. The name of the Fund shall be ["GAM Avalon Multi-Global, LLC"] ["GAM Avalon Multi-Europe, LLC"] ["GAM Avalon Multi-Technology, LLC"] or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Adviser hereby grants to the Fund a non-exclusive license to use the name "GAM" in the name of the Fund for so long as Global Asset Management (USA) Inc. shall remain the Adviser of the Fund. The Fund hereby acknowledges that it shall not acquire any legal right or title in or to such name, and agrees to change its name to a name that does not contain the term "GAM" if Global Asset Management (USA) Inc. shall cease to be the Adviser of the Fund for any reason.

2.3. PRINCIPAL AND REGISTERED OFFICE. The Fund shall have its principal office at the principal office of the Adviser, or at such other place as shall be designated from time to time by the Board. The Fund shall have its registered office in the State of Delaware at 1013 Centre Road, Wilmington, New Castle County, Delaware, and shall have Corporation Service Company as its registered agent for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4. DURATION. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5.     BUSINESS OF THE FUND.

(a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities and engage in any financial or derivative transactions relating thereto. Portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships and other pooled investment vehicles which invest and trade in Securities or in separate managed accounts through which the Fund may invest and trade in Securities, some or all of which may be advised by one or more Portfolio Managers or Sub-Advisers. The Fund may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as the Board or the Adviser may deem necessary or advisable to carry out its objective or business.

(b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

2.6.     ADVISER.

(a) The Board may admit to the Fund any person, who shall agree to be bound by all of the terms of this Agreement as an Adviser, as an additional Adviser. The Board may admit to the Fund as a substitute Adviser any person to which the Adviser has Transferred its Interest as the Adviser pursuant to Section 4.3 hereof. Such person shall be admitted immediately prior to the Transfer and shall continue the business of the Fund without dissolution. The name and mailing address of the Adviser and the Capital Contribution of the Adviser, if any, shall be reflected on the books and records of the Fund.

(b) Each Adviser shall serve for the duration of the term of the Fund, unless it ceases to be an Adviser to the Fund pursuant to Section 4.1 hereof.

2.7. MEMBERS. The Board may, at any time and without advance notice to or consent from any other Member, admit any person who shall agree to be bound by all of the terms of this Agreement as an additional Member. The Board may in its absolute discretion reject subscriptions for Units in the Fund. The admission of any person as an additional Member shall be effective upon the execution and delivery by, or on behalf of, such additional Member of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. The Board shall cause the books and records of the Fund to reflect the name and the required contribution to the capital of the Fund of such additional Member. For all purposes of the Delaware Act, the Members shall constitute a single class or group of members of the Fund.

2.8. LIMITED LIABILITY. Except as provided under applicable law, no Member shall be liable for the Fund's obligations in any amount in excess of the Capital Account balance of such

Member, plus such Member's share of undistributed profits and assets. In addition, subject to applicable law, a Member shall be obligated to return to the Fund amounts distributed to the Member in accordance with this Agreement if, after giving effect to such distribution, the Fund's liabilities exceed the fair value of the Fund's assets.

2.9.     DIRECTORS.

(a) The number of Directors at the Closing Date shall be fixed at four. Thereafter, the number of Directors shall be fixed from time to time by the Directors then in office, which number may be greater, or lesser, than four; provided, however, that no reduction in the number of Directors shall serve to effect the removal of any Director.

(b) Each Director shall serve for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 2.9(d) hereof. If any vacancy in the position of a Director occurs, including by reason of an increase in the number of Directors as contemplated by Section 2.9(a) hereof, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving have been approved by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of a Director, and shall do so within 60 days after any date on which Directors who were approved by the Members cease to constitute a majority of the Directors then serving.

(c) If no Director remains, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, approving the appointment of the requisite number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund, or if the approval of the appointment of the requisite number of Directors is not approved within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

(d) The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall resign as a Director (upon not less than 90 days' prior written notice to the other Directors); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; or (vi) shall be determined to be ineligible to serve as a director of a registered investment company pursuant to the 1940 Act.

(e) Any Director may be removed by the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

                                  Article III
                        MANAGEMENT; ADVICE AND MANAGEMENT

3.1.     MANAGEMENT AND CONTROL.

(a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, to the fullest extent permitted by law, and except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers and authority on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers and authority on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall manage and control the Fund. The Directors may make Capital Contributions and own Units in the Fund.

(b) Global Asset Management (USA) Inc. shall be the designated tax matters partner for purposes of Section 6231(a)(7) of the Code. Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The tax matters partner shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act.

3.2.     ACTIONS BY DIRECTORS.

(a) Unless provided  otherwise in this Agreement,  the Directors shall act only:
(i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present either in person or, if permitted by the 1940 Act, by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other; or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

(b) The Directors may designate from time to time a Chairman of the Directors, who shall preside at all meetings. Meetings of the Directors may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Directors shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. A majority of the Directors then in office shall constitute a quorum at any meeting.

(c) The Directors may appoint from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund by resolution of the Directors specifying their functions.

(d) The Board may delegate the authority to execute agreements or instruments and to take other actions on behalf of the Fund to the Adviser, the Selling Agent or the Administrator of the Fund (as such terms are defined in the Memorandum) or to such other party as the Board may determine, subject to compliance with applicable laws, including without limitation the 1940 Act.

3.3.     MEETINGS OF MEMBERS.

(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the affirmative vote of a majority of Directors then in office, or by Members holding at least a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine in the case of meetings called by the Board or the Members and at such time, date and place as the Board shall determine in the case of meetings called by the Board. In each case, the Board shall provide notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Except as otherwise required by applicable law, only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting may be adjourned to the time or times as determined by the Board without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Fund Percentage as of the record date for such meeting. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c) A Member may vote at any meeting of Members by a properly executed proxy transmitted to the Fund at any time at or before the time of the meeting by telegram, telecopier or other means of electronic communication or other readable reproduction as contemplated by the provisions relating to proxies applicable to Delaware corporations now or hereinafter in effect. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action to be taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required under this Agreement to approve such action.

3.4.     ADVICE AND MANAGEMENT.

(a) Among their powers, the Board shall have the power to engage the Adviser to provide Advice and Management to the Fund under their direction, subject to the initial approval thereof prior to the Closing Date by the Directors (including the vote of a majority of the Independent Directors at a meeting called for such purpose). The Directors also delegate to the Adviser the rights and powers expressly given to the Adviser under this Agreement. The authority of the Adviser granted under this Section 3.4 shall become effective upon such initial approvals and shall terminate: (i) if any period of 12 consecutive months following the first 12 consecutive months of the effectiveness of such authority shall conclude without the approval of the continuation of such authority by either (A) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or (B) the Directors, and in either case, approval by a majority of the Independent Directors by vote cast in person at a meeting called for such purpose; (ii) if revoked by the Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, in either case with 60 days' prior written notice to the Adviser; or (iii) at the election of the Adviser with 60 days' prior written notice to the Directors. The authority of the Adviser to provide Advice and Management pursuant to this Section 3.4 shall automatically terminate upon the occurrence of any event in connection with the Adviser, its provision of Advice and Management, this Agreement or otherwise which constitutes an "assignment" within the meaning of the 1940 Act. If the authority of the Adviser under this
Section 3.4 is terminated as provided herein, the Directors may appoint, subject to the approval thereof by a majority of the Independent Directors and by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, a person or persons to provide Advice and Management to the Fund, and shall cause the terms and conditions of such appointment to be stated in an agreement executed on behalf of the Fund and such person or persons. Notwithstanding anything in this Agreement to the contrary, upon receiving the requisite approval set forth in the preceding sentence, the Fund, and the Board on behalf of the Fund, shall have the power and authority to enter into such agreement without any further act, vote or approval of any Member.

(b) So long as the Adviser has been and continues to be authorized to provide Advice and Management, it shall have, subject to any policies and restrictions set forth in any current offering memorandum issued by the Fund, this Agreement, the Form N-2 or the 1940 Act, or adopted from time to time by the Directors and communicated in writing to the Adviser, full discretion and authority (i) to manage the assets and liabilities of the Fund using a multi-manager investment management strategy as described in the Memorandum, (ii) to identify and evaluate Portfolio Managers and Portfolio Funds and to determine the assets of the Fund to be committed to each Portfolio Manager and Portfolio Fund from time to time (subject to Section 3.4(b)(15) in the case of Sub-Advisers), in each case subject to the terms and conditions of the respective governing documents of each Portfolio Manager and Portfolio Fund, (iii) to invest directly the assets of the Fund in liquid investments pending allocation or reallocation of such assets in Portfolio Funds or to ensure the availability of cash as required by the Fund in the ordinary course of its business, and (iv) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Adviser, except as otherwise provided in this Agreement, shall have full power and authority on behalf of the Fund:

     (1) to purchase, sell, exchange, trade and otherwise deal in and with Securities and other property of the Fund, including without limitation interests in Portfolio Funds, and to loan Securities of the Fund;

     (2) to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, including, without limitation, the voting of limited partnership interests or shares of Portfolio Funds;

     (3) to enter into subscription or other agreements relating to investments in Portfolio Funds (subject to Section 3.4(b)(15) in the case of agreements with Sub-Advisers), including without limitation agreements irrevocably to forego the Fund's right to vote its interests or shares of the Portfolio Funds;

     (4) to enter into agreements with Portfolio Managers and Portfolio Funds (subject to Section 3.4(b)(15) in the case of agreements with Sub-Advisers) that provide for, among other things, the payment of management fees and allocations of profits to Portfolio Managers and the indemnification by the Fund of Portfolio Managers and Portfolio Funds to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements;

     (5) to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of Securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions;

     (6) to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to Members with respect to repurchases of Units and the payment of Fund expenses, including those relating to the organization and registration of the Fund;

     (7) to issue to any Member an instrument certifying that such Member is the owner of Units;

     (8) to call and conduct meetings of Members at the Fund's principal office or elsewhere as it may determine, and to assist the Directors in calling and conducting meetings of the Directors;

     (9) to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Directors;

     (10) subject to Section 3.4(b)(15), to engage the services of persons, including GAM International Management Limited, to assist the Adviser in providing, or to provide under the Adviser's control and supervision, Advice and Management to the Fund at the expense of the Adviser and to terminate such services;

     (11) to assist in the preparation and filing of any required tax or information returns to be made by the Fund;

     (12) as directed by the Directors, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

     (13) if directed by the Directors, to arrange for the purchase of any insurance covering the potential liabilities of the Fund or relating to the performance of the Directors or the Adviser, or any of their principals, directors, officers, members, employees and agents;

     (14) to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are necessary and appropriate for the conduct of the business of the Fund; and

     (15) (A) to commit all or part of the Fund's assets to the discretionary management of one or more Sub-Advisers, the selection of which shall be subject to the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval, (B) to enter into agreements with the Sub-Advisers that provide for, among other things, the indemnification by the Fund of the Sub-Advisers to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements, and (C) to authorize the payment of fees and allocations of profits to Sub-Advisers pursuant to their respective governing documents.

3.5. CUSTODY OF ASSETS OF THE FUND. Notwithstanding anything to the contrary contained herein, the Adviser shall not have any authority to hold or have possession or custody of any funds, Securities or other property of the Fund. The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund. The Adviser shall have no responsibility with respect to the collection of income or the physical acquisition or safekeeping of the funds, Securities or other assets of the Fund, and all such duties of collection, physical acquisition or safekeeping shall be the sole obligation of such custodians.

3.6. BROKERAGE. In the course of selecting brokers, dealers and other financial intermediaries for the execution, clearance and settlement of transactions for the Fund pursuant to Sections 3.4(b)(5) and (6) hereof, the Adviser may, subject to such policies as are adopted by the Fund and to the provisions of applicable law, agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances, taking into account all such factors as it deems relevant, including the reliability of the broker, financial responsibility of the broker, strength of the broker, ability of the broker to efficiently execute transactions, the broker's facilities, and the broker's provision or payment of the costs of research and other services which are of benefit to the Fund and the Adviser and other clients of and accounts managed by the Adviser, even if the cost of such services does not represent the lowest cost available. The Adviser shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the Federal securities laws. The Adviser, subject to such procedures as may be adopted by the Directors, may use Affiliates of the Adviser as brokers to effect the Fund's Securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

3.7.     OTHER ACTIVITIES.

(a) Neither any of the Directors nor the Adviser shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b) Any Member, and any Affiliate of any Member, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member, or any profits derived therefrom.

(c) The Adviser, and its members, directors, officers, employees and beneficial owners, from time to time may acquire, possess, manage, hypothecate and dispose of Securities or other investment assets, and engage in any other investment transaction, for any account over which it or they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity in which it or they have a beneficial interest or the accounts of others for whom they may provide investment advisory or other services, notwithstanding the fact that the Fund may have or may take a position of any kind or otherwise; provided, however, that the Adviser shall not cause the Fund to purchase any asset from or sell any asset to any such discretionary account without the consent of the Board and in accordance with the 1940 Act.

(d) To the extent that at law or in equity the Board or the Adviser have duties (including fiduciary duties) and liabilities relating thereto to the Fund or to any other Member, any such person acting under this Agreement shall not be liable to the Fund or to any other Member for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the Adviser or the Directors otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of such person.

3.8.     DUTY OF CARE.

(a) The Directors and the Adviser, including any officer, director, partner, member, principal, employee or agent of the foregoing, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties hereunder.

(b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any Member or third parties only as required by the Delaware Act.

3.9.     INDEMNIFICATION.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.9(b) hereof, indemnify the Adviser or any successor thereto (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, the Adviser or any successor thereto or a member thereof, and their executors, heirs, assigns, successors or other legal representatives) and each Director (and their executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an "indemnitee") against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been an Adviser or Director of the Fund, or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.9 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.9 to the fullest extent permitted by law.

(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.9(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.9(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Independent Directors (excluding any Director who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d) Any indemnification or advancement of expenses made pursuant to this Section
3.9 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.9 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this

Section 3.9 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.9. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.9 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.9 or to which he or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.9 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Adviser, Director or other person.

(g) The Board may enter into agreements indemnifying persons providing services to the Fund to the same extent as set forth in this Section 3.9.

3.10.    FEES, EXPENSES AND REIMBURSEMENT.

(a) As consideration for providing Advice and Management, and for so long as the Adviser shall provide Advice and Management to the Fund, the Fund will pay the Adviser a monthly management fee at the annual rate of 2% of the value of each Member's Capital Account as of the first business day of each month (the "Management Fee"), which amount shall be charged as of such date to the Capital Account of each Member. The Management Fee will be computed based on the Capital Account of each Member as of the end of business on the last business day of each month, after adjustment for any subscriptions effective on such date and before giving effect to any repurchase of Units effective as of such date, and will be due and payable in arrears within five business days after the end of the month. The Board may waive or reduce the Management Fee calculated with respect to, and deducted from, the Capital Account of any Member and may pay all or part of the Management Fee to third parties for services rendered in connection with the placement of Units.

(b) The Fund shall compensate each Director for his or her services hereunder as may be agreed to by the Board. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c) The Fund will deduct from all subscriptions for Units in the Fund, and pay to GAM Services, Inc. or any selling agent appointed by GAM Services, Inc., a front-end sales charge in an amount not to exceed 5% of the amount of the subscription, or such lesser amount as shall be agreed with respect to any investor from time to time by the Board and GAM Services, Inc. or any such selling agent. The Capital Contribution credited to the Capital Account of each Member shall be the net amount invested in the Fund after deduction of such sales charge.

(d) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to this Agreement. Expenses to be borne by the Fund include, but are not limited to, the following:


     (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Portfolio Funds;

     (2)  all  costs  and  expenses   associated  with  the   organization   and
          registration of the Fund, the offering of Units, and compliance with any applicable Federal or state laws;

     (3) all costs and expenses associated with the organization of Portfolio Funds managed by Sub-Advisers and with the selection of Portfolio Managers, including due diligence and travel-related expenses;

     (4) the costs and expenses of holding any meetings of the Board or Members that are permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

     (5) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

     (6) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or the Directors;

     (7) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

     (8) all expenses of computing the net asset value of the Fund and the Units, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio;

     (9) all charges for equipment or services used for communications between the Fund and any custodian or other agent engaged by the Fund;

     (10) fees payable to custodians and other persons providing administrative or transfer agent services to the Fund; and

     (11) such other types of expenses as may be approved from time to time by the Directors, other than those required to be borne by the Adviser.

The Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

                                   Article IV
                       TERMINATION OF STATUS OF ADVISER;
                               REMOVAL OF ADVISER;
                            TRANSFERS AND REPURCHASES

4.1.     TERMINATION OF STATUS OF THE ADVISER.

(a) The Adviser shall cease to be the Adviser of the Fund if the Adviser (i) shall be dissolved or otherwise shall terminate its existence; (ii) shall voluntarily withdraw as Adviser; (iii) shall be removed; (iv) shall transfer its entire Interest as Adviser as permitted under Section 4.3 hereof and such person to which such Interest is transferred is admitted as a substitute Adviser pursuant to Section 2.6(a) hereof; or (v) shall otherwise cease to be the Adviser of the Fund.

(b) An Adviser may not withdraw  voluntarily as an Adviser until the earliest of
(i) one year from the date on which the Adviser shall have given the Directors written notice of its intention to effect such withdrawal (or upon lesser notice if, in the opinion of counsel to the Fund, such withdrawal is not likely to cause the Fund to lose its partnership tax classification) or as otherwise permitted by the 1940 Act; (ii) the date on which the authority of the Adviser to provide Advice and Management is terminated (other than at the election of the Adviser) pursuant to Section 3.4(a) hereof, unless within 30 days after such termination the Directors request the Adviser not to withdraw, in which case 180 days after the date of such termination, unless a successor adviser is earlier approved by the Fund; and (iii) the date on which one or more persons shall have agreed to assume the obligations of the Adviser hereunder with the approval of the Directors and such other approvals as may be required by the 1940 Act.

4.2. REMOVAL OF ADVISER. Any Adviser may be removed by the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

4.3. TRANSFER OF INTEREST OF ADVISER. An Adviser may not Transfer its Interest as the Adviser except to persons who have agreed to be bound by all of the terms of this Agreement and pursuant to applicable law. By executing this Agreement, each other Member shall be deemed to have consented to any such Transfer permitted by the preceding sentence.

4.4. TRANSFER OF UNITS OF MEMBERS.

(a) Units held by a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or
(ii) with the written consent of the Board (which may be withheld in the Board's sole and absolute discretion). In addition, the Board may not consent to a Transfer of Units of a Member unless the person to whom such Units are transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers
Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto, or is otherwise exempt from such requirements. If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem such investor's Units. In addition to the foregoing, no Member shall be permitted to Transfer such Member's Units unless after such Transfer the balance of the Capital Account of the transferee, and of the Member Transferring less than the Member's entire Interest, is at least equal to the amount of the Member's initial Capital Contribution. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers Units with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Units is transferred is admitted to the Fund as a Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

(b) Each Member shall indemnify and hold harmless the Fund, the Adviser, the Directors, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.5. REPURCHASE OF INTERESTS.

(a) Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to withdraw or tender Units to the Fund for repurchase. The Directors may from time to time, in their complete and exclusive discretion and on such terms and conditions as the Directors may determine, cause the Fund to repurchase Units pursuant to written tenders. In determining whether to cause the Fund to repurchase Units pursuant to written tenders, the Directors shall consider the following factors, among others:

     (1) whether any Members have requested to tender Units to the Fund;

     (2) the liquidity of the Fund's assets;

     (3) the investment plans and working capital requirements of the Fund;

     (4) the relative economies of scale with respect to the size of the Fund;

     (5) the history of the Fund in repurchasing Units;

     (6) the condition of the securities markets; and

     (7) the anticipated tax consequences of any proposed repurchases of Units.

     The Directors shall cause the Fund to repurchase Units pursuant to written tenders only on terms fair to the Fund and to all Members and persons holding Interests acquired from Members, as applicable.

(b) Except as set forth in Sections 4.5(c) and (d) hereof, an Adviser may tender its Units under Section 4.5(a) hereof only if and to the extent that, in the opinion of legal counsel to the Fund, such repurchase would not jeopardize the classification of the Fund as a partnership for U.S. Federal income tax purposes.

(c) More than 180 days after termination of the authority to provide Advice and Management, the Adviser may, by written notice to the Directors, tender to the Fund all or any portion of its Capital Account, established and maintained by it as a member of the Fund, which it is not required to maintain pursuant to
Section  5.1(c)  hereof until it ceases to be an Adviser of the Fund pursuant to
Section 4.1(a) hereof. Within 30 days after the receipt of such notice, the Directors shall cause the tendered portion of such Capital Account to be repurchased by the Fund for cash.

(d) If an Adviser ceases to be an Adviser of the Fund pursuant to Section 4.1 hereof and the business of the Fund is continued pursuant to Section 6.1(a)(2) hereof, the former Adviser (or its trustee or other legal representative) may, by written notice to the Directors within 60 days of the action resulting in the continuation of the Fund pursuant to Section 6.1(a)(2) hereof, tender to the Fund all or any portion of its Interest. Within 30 days after the receipt of such notice, the Directors shall cause such Interest to be repurchased by the Fund for cash in an amount equal to the balance of the former Adviser's Capital Account or applicable portion thereof. If the former Adviser does not tender to the Fund all of its Interest as permitted by this Section 4.5(d), such Interest shall be thereafter deemed to be and shall be treated in all respects as the Interest of a Member.

(e) The Board may cause the Fund to repurchase Units of a Member or any person acquiring Units from or through a Member in the event that the Board determines or has reason to believe that:

     (1) such Units have been transferred in violation of Section 4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetence of a Member;

     (2) ownership of such Units by a Member or other person will cause the Fund to be in violation of, or require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities or commodities laws of the United States or any other relevant jurisdiction;

     (3) continued ownership of Units may be harmful or injurious to the business or reputation of the Fund, the Directors or the Adviser, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

     (4) any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

     (5) it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such Units.

(f) Repurchases of Units by the Fund shall be payable in cash, without interest, or, in the discretion of the Directors and subject to any applicable rules, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Units. The amount due to any Member whose Units are repurchased shall be equal to the net asset value of the Units repurchased as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.
Notwithstanding anything to the contrary in this Agreement, and subject to compliance with any applicable rules, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to such Member exceeds the percentage of that asset which is equal to the percentage in which such Member shares in distributions from the Fund.

                                    Article V
                                     CAPITAL

5.1. CONTRIBUTIONS TO CAPITAL.

(a) The minimum initial contribution of each Member to the capital of the Fund shall be $50,000 ($25,000 for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, attorneys, accountants or other professional advisors engaged on behalf of the Fund, and members of their immediate families) or such other amount as the Board may determine from time to time. The amount of the initial Capital Contribution of each Member shall be recorded by the Fund upon acceptance as a contribution to the capital of the Fund.

(b) The Members may make additional contributions to the capital of the Fund effective as of such times and in such amounts as the Board may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.6 hereof.

(c) An Adviser may make additional contributions to the capital of the Fund effective as of such times and in such amounts as it may determine. Except as provided in the Delaware Act, no Adviser shall be required or obligated to make any additional contributions to the capital of the Fund.

(d) Subject to the provisions of the 1940 Act, and except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

(e) The minimum initial and additional contributions set forth in (a) and (b) of this Section 5.1 may be increased or reduced by the Board.

(f) The Fund shall issue additional Units to Members making additional contributions. The number of Units shall be determined by dividing the amount of the additional contribution by the net asset value per Unit as of the date the contribution is accepted.

5.2. RIGHTS OF MEMBERS TO CAPITAL. No Member shall be entitled to interest on such Member's contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of all or a portion of such Member's Units pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(b) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. To the fullest extent permitted by applicable law, no Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3. CAPITAL ACCOUNTS.

(a) The Fund shall maintain a separate Capital Account for each Member.

(b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

(c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with
Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

(d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Units of such Member or distributions to such Member pursuant to Sections 4.5, 5.10 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to Sections
5.4 through 5.6 hereof.

(e) In the event all or a portion of the Units of a Member is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent of the transferred Units.

5.4. ALLOCATION OF NET PROFIT AND LOSS. Subject to Section 5.7 hereof, as of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

5.5. ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

(a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand to the Board, the amount of such excess. The Board shall not be obligated to cause the Fund to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided that in the event that the Board determines that a Member is eligible for a refund of any withholding tax, the Board may, at the request and expense of such Member, cause the Fund to assist such Member in applying for such refund.

(b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.6. RESERVES.

(a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board or the Adviser, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, then the amount of such reserve, increase, or decrease may instead, at the discretion of the Board, be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

(b) If any amount is required by Section 5.6(a) to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that
(i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a), the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

5.7. ALLOCATION TO AVOID CAPITAL ACCOUNT DEFICITS. To the extent that any debits pursuant to Sections 5.4 through 5.6 hereof would reduce the balance of the Capital Account of any Member below zero, that portion of any such debits instead shall be allocated to the Capital Accounts of the Members with positive Capital Account Balances in proportion to such balances. Any credits in any subsequent Fiscal Period which otherwise would be allocable pursuant to Sections
5.4 through 5.6 hereof to the Capital Account of any Member previously affected by the application of this Section 5.7 instead shall be allocated to the Capital Account of the Members allocated debits pursuant to the preceding sentence in such amounts as are necessary to offset all previous debits attributable to such Member, pursuant to this Section 5.7, that have not been recovered.

5.8. ALLOCATIONS PRIOR TO CLOSING DATE. Any net cash profits or any net cash losses realized by the Fund from the purchase or sale of Securities during the period ending on the day prior to the Closing Date shall be allocated to the Capital Account of the Adviser. (No unrealized item of profit or loss shall be allocated pursuant to this Section 5.8 to the Capital Account of any Member.)

5.9. TAX ALLOCATIONS. For each taxable year of the Fund, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior taxable years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

     If the Fund realizes net capital gains for Federal income tax purposes for any taxable year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate such net gains as follows: (i) to allocate such net gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such net gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated, and (ii) to allocate any net gains not so allocated to Positive Basis Members to the other Members in such manner as shall reflect equitably the amounts credited to such Members' Capital Accounts.

     As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the total of such Member's Capital Account as of such time exceeds such Member's "adjusted tax basis," for Federal income tax purposes, in such Member's Interest in the Fund as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death), and (ii) the term "Positive Basis Member" shall mean any Member who withdraws from the Fund and who has a Positive Basis as of the effective date of such Member's withdrawal.

5.10. DISTRIBUTIONS.

(a) The Board may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentages.

(b) The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.

(c) Notwithstanding any provision to the contrary contained in this Agreement, the Fund and the Board on behalf of the Fund shall not make a distribution to any Member on account of such Member's Interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

                                   Article VI
                           DISSOLUTION AND LIQUIDATION

6.1. DISSOLUTION.

(a) The Fund shall be dissolved if at any time there are no Members or upon the occurrence of any of the following events:

     (1) upon the affirmative vote to dissolve the Fund by both (i) the Directors and (ii) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

     (2)  upon either of (i) an election by the Adviser to dissolve  the Fund or
          (ii) an  Adviser  ceasing to be an  adviser  of the Fund  pursuant  to
          Section 4.1 hereof (other than in conjunction with a Transfer of the Interest of an Adviser permitted by Section 4.3 hereof to a person who is admitted as a substitute Adviser pursuant to Section 2.6(a) hereof), unless (a) as to the event set forth in clause (ii) above, there is at least one other adviser of the Fund who is authorized to and does carry on the business of the Fund, and (b) as to either event, both the Directors and the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members shall elect within 60 days after such event to continue the business of the Fund;

     (3) upon the failure of Members to approve successor Directors at a meeting called by the Adviser in accordance with Section 2.9(c) hereof when no Director remains to continue the business of the Fund; or

     (4) upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period; or

     (5)  as required by operation of law.

     Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or, to the extent permitted by the Delaware Act, the conclusion of any applicable 60-day period during which the Directors and Members may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

(b) Except as provided in Section 6.1(a) hereof, the death, mental illness, dissolution, termination, liquidation, bankruptcy, reorganization, merger, sale of substantially all of the stock or assets of, or other change in the ownership or nature of a Member, the admission to the Fund of a new Member, the withdrawal of a Member from the Fund, or the transfer by a Member of such Member's Interest to a third party shall not cause the Fund to dissolve.

6.2. LIQUIDATION OF ASSETS.

(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. Subject to the Delaware Act, the proceeds from liquidation (after establishment of appropriate reserves for all claims and obligations, including all contingent, conditional or unmatured claims and obligations in such amount as the Board or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

     (1) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

     (2) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

     (3) the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, subject to the Delaware Act and the priorities set forth in Section 6.2(a), the Board or other liquidator may distribute ratably in-kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution. Notwithstanding anything to the contrary in this Agreement, the Board may compel a Member to accept a distribution of any asset in-kind from the Fund notwithstanding that the percentage of the asset distributed to the Member exceeds a percentage of that asset that is equal to the percentage in which such Member shares in distributions from the Fund.

                                  Article VII
                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1. ACCOUNTING AND REPORTS.

(a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

(b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal or state law.

(c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

(d) The Adviser shall notify the Directors of any change in the membership of the Adviser within a reasonable time after such change.

7.2. DETERMINATIONS BY BOARD.

(a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

(b) The Board may make such adjustments to the computation of Net Profit or Net Loss, or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3. VALUATION OF ASSETS.

(a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Portfolio Funds) as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Directors and which conform to the requirements of the 1940 Act. Assets of the Fund that are invested in Portfolio Funds managed by Sub-Advisers shall be valued in accordance with the terms and conditions of the respective agreements of the Portfolio Funds. Assets of the Fund invested in Portfolio Funds not managed by Sub-Advisers shall be valued at fair value, which ordinarily will be the net redemption value determined by their Portfolio Managers in accordance with the policies established by the relevant Portfolio Fund. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) The net asset value of each Unit as of any date shall equal the net asset value of the Fund, determined as provided in Section 7.3(a), divided by the number of outstanding Units on such date.

(c) Subject to the provisions of the 1940 Act, the value of Securities and other assets of the Fund and the net asset value of the Fund and the Units determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  Article VIII
                            MISCELLANEOUS PROVISIONS

8.1. AMENDMENT OF AGREEMENT.

(a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Directors (including the vote of a majority of the Independent Directors, if required by the 1940
Act), (ii) the Adviser and (iii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

(b) Any amendment that would:

     (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

     (2)  reduce the Capital  Account of a Member other than in accordance  with
          Article V; or

     (3)  modify the events causing the dissolution of the Fund;

     may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender such Member's entire Interest for repurchase by the Fund.

(c) The Board, at any time without the consent of the Members, may:

     (1)  restate this Agreement  together with any amendments hereto which have
          been  duly  adopted  in  accordance   herewith  to  incorporate   such
          amendments in a single, integrated document;

     (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

     (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code, subject, however, to the limitation that any amendment to this Agreement pursuant to Sections 8.1(c)(2) or
          (3) hereof shall be valid only if approved by the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act).

(d) The Board shall give prior written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

(e) The Board may establish additional classes or series of interests in the Fund having such rights, privileges and obligations as shall be determined by the Board consistent with the 1940 Act and the Delaware Act.

8.2.     SPECIAL POWER OF ATTORNEY.

(a) Each Member hereby irrevocably makes, constitutes and appoints the Adviser and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

     (1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

     (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

     (3) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Adviser and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

     (1)  shall  be   irrevocable   and   continue  in  full  force  and  effect
notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Adviser, the Directors or any liquidator shall have had notice thereof; and

     (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Adviser, the Directors or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3. NOTICES. Notices which may or are required to be provided under this Agreement shall be made to a Member by hand delivery, regular mail (registered or certified mail return receipt requested in the case of notice to the Board or the Adviser), commercial courier service, telecopier, or electronic mail (with a confirmation copy by registered or certified mail in the case of notices to the Board or the Adviser by telecopier or electronic mail), and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Board in the case of notice given to any Member, and to each of the Members in the case of notice given to the Board or the Adviser). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telecopier or by electronic mail. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4. AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

8.5. APPLICABILITY OF 1940 ACT AND FORM N-2. THE PARTIES HERETO ACKNOWLEDGE THAT THIS AGREEMENT IS NOT INTENDED TO, AND DOES NOT, SET FORTH THE SUBSTANTIVE PROVISIONS CONTAINED IN THE 1940 ACT AND THE FORM N-2 WHICH AFFECT NUMEROUS ASPECTS OF THE CONDUCT OF THE FUND'S BUSINESS AND OF THE RIGHTS, PRIVILEGES AND OBLIGATIONS OF THE MEMBERS. EACH PROVISION OF THIS AGREEMENT SHALL BE SUBJECT TO AND INTERPRETED IN A MANNER CONSISTENT WITH THE APPLICABLE PROVISIONS OF THE 1940 ACT AND THE FORM N-2.

8.6. CHOICE OF LAW; ARBITRATION.

(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b) EACH MEMBER AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN OR AMONG MEMBERS OR ONE OR MORE MEMBERS AND THE FUND IN CONNECTION WITH THE FUND OR ITS BUSINESSES OR CONCERNING ANY TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR TO, ON OR SUBSEQUENT TO THE DATE HEREOF, TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW. EACH MEMBER UNDERSTANDS THAT ARBITRATION IS FINAL AND BINDING ON THE PARTIES AND THAT THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

(c) CONTROVERSIES SHALL BE FINALLY SETTLED BY, AND ONLY BY, ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA") TO THE FULLEST EXTENT PERMITTED BY LAW. THE PLACE OF ARBITRATION SHALL BE NEW YORK, NEW YORK. ANY ARBITRATION HEREUNDER SHALL BE CONDUCTED BEFORE A PANEL OF THREE ARBITRATORS. THE PARTY OR PARTIES INITIATING ARBITRATION HEREUNDER SHALL APPOINT ONE ARBITRATOR IN THE DEMAND FOR
ARBITRATION. THE PARTY OR PARTIES AGAINST WHOM ARBITRATION IS SOUGHT SHALL JOINTLY APPOINT ONE ARBITRATOR WITHIN THIRTY BUSINESS DAYS AFTER NOTICE FROM THE AAA OF THE FILING OF THE DEMAND FOR ARBITRATION. THE TWO ARBITRATORS NOMINATED BY THE PARTIES SHALL ATTEMPT TO AGREE ON A THIRD ARBITRATOR WITHIN THIRTY BUSINESS DAYS OF THE APPOINTMENT OF THE SECOND ARBITRATOR. IF THE TWO ARBITRATORS FAIL TO AGREE ON THE THIRD ARBITRATOR WITHIN SUCH PERIOD, THEN THE AAA SHALL APPOINT THE THIRD ARBITRATOR WITHIN THIRTY BUSINESS DAYS FOLLOWING THE EXPIRATION OF SUCH PERIOD. ANY AWARD RENDERED BY THE ARBITRATORS SHALL BE FINAL AND BINDING ON THE PARTIES, AND JUDGMENT UPON ANY SUCH AWARD MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK AND/OR THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR ANY OTHER COURT HAVING JURISDICTION THEREOF OR HAVING JURISDICTION OVER THE PARTIES OR THEIR ASSETS. THIS ARBITRATION AGREEMENT SHALL NOT BE CONSTRUED TO DEPRIVE ANY COURT OF ITS JURISDICTION TO GRANT PROVISIONAL RELIEF (INCLUDING BY INJUNCTION OR ORDER OF ATTACHMENT) IN AID OF ARBITRATION PROCEEDINGS OR ENFORCEMENT OF AN AWARD. IN THE EVENT OF ARBITRATION AS PROVIDED HEREIN, THE ARBITRATORS SHALL BE GOVERNED BY AND SHALL APPLY THE SUBSTANTIVE (BUT NOT PROCEDURAL) LAW OF DELAWARE, TO THE EXCLUSION OF THE PRINCIPLES OF THE CONFLICTS OF LAW OF DELAWARE. THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE COMMERCIAL ARBITRATION RULES OF THE AAA. WHERE THOSE RULES ARE SILENT, THE PROCEDURE SHALL BE AS AGREED BY THE PARTIES, OR IN THE ABSENCE OF SUCH AGREEMENT, AS ESTABLISHED BY THE ARBITRATORS.

8.7. NOT FOR BENEFIT OF CREDITORS. The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8. CONSENTS. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9. MERGER AND CONSOLIDATION.

(a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the

Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with
Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

8.10. PRONOUNS. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11. CONFIDENTIALITY.

(a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest in the Fund, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

(b) Each Member covenants that, except as required by applicable law or any regulatory body, such Member will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

(c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of such Member's affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys, fees and other litigation expenses incurred in connection therewith. If any non-breaching Member or the Fund determines that any of the other Members or any of such Member's principals, partners, members, directors, officers, employees or agents or any of such Member's affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

(d) The Board shall have the right to keep confidential from the Members, for such period of time as the Board deems reasonable, any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

8.12. CERTIFICATION OF NON-FOREIGN STATUS. Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

8.13. SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14. ENTIRE AGREEMENT. This Agreement (including any Schedules attached hereto which are incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

     It is hereby acknowledged and agreed that the Board, without the approval of any Member, may enter into written agreements with Members, executed contemporaneously with the admission of such Members to the Fund, affecting the terms hereof in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in any such other agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement.

8.15. DISCRETION. To the fullest extent permitted by law, whenever in this Agreement a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

8.16. COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 31-32 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGES 33-34.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ADVISER:

GLOBAL ASSET MANAGEMENT (USA) INC.


By: __________________________
    Name:
    Title:    Authorized Person



DIRECTORS:




------------------
Dr. Burkhard Poschadel



------------------
George W. Landau



------------------
Robert J. McGuire



------------------
Roland Weiser



MEMBERS:

Each person who has signed, or has had signed on such person's behalf, a Member Signature Page, which shall constitute a counterpart hereof.